Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 11 - TAXES ON INCOME:

a.	The Company is taxed under the Israeli law.

b.	Income of an Israeli company is subject to corporate tax. The corporate tax rate in Israel is 23%.

c.	Tax assessments - In accordance with the Israeli Income Tax Ordinance, tax assessments of the Company through tax year 2019 are considered final.

d.	Carryforward tax losses of the Company as of December 31, 2024, amounted to approximately $21.1 million; however, a full valuation allowance of $4.85 million was recorded against the potential future tax benefits.

e.	The Subsidiary is taxed under the U.S. tax law. The federal tax rate is 21%.